I Share Prospectus

US Fixed Income Funds

Core Fixed Income

High Yield Bond

Short Term Bond

Total Return Bond

Money Market

This Prospectus tells you about the Institutional Class shares of five of the separate investment funds offered by TCW Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully and keep it for future reference. Sometimes we will refer to the funds in this prospectus as TCW Fixed Income Funds.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

February 28, 2007

The Firm

Founded in 1971, the TCW Group (TCW) provides a broad range of international and US equity and fixed income investment products and services for investors around the world. With a team of more than 325 investment and administrative professionals located in Los Angeles, New York and Houston, TCW has a broad depth of knowledge, investment experience and research capability. TCW Investment Management Company, a member of TCW and an investment advisor registered with the Securities and Exchange Commission, will act as the advisor to the TCW Funds.

TCW Funds, Inc.

This prospectus tells you about the Class I shares of five of the separate investment funds offered by TCW Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference. Sometimes we will refer to the funds in this prospectus as the TCW Fixed Income Funds.

TCW Money Market Fund

TCW Core Fixed Income Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

February 28, 2007

GENERAL FUND INFORMATION

Investment Objectives and Principal Strategies

TCW Funds, Inc.	Investment Objectives	Principal Investment Strategies
TCW Money Market Fund	Current income, preservation of capital and liquidity	Invests in high credit quality, short-term money market securities.
TCW Core Fixed Income Fund	Maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle	Invests in debt securities.
TCW High Yield Bond Fund	Maximize current income and achieve above average total return consistent with reasonable risk over a full market cycle	Invests in high yield bonds, commonly known as “junk” bonds.
TCW Short Term Bond Fund	Maximize current income	Invests in mortgage-backed securities guaranteed by, or secured by collateral which is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations, or private issued mortgage- backed securities rated Aa or higher by Moody’s or AA or higher by S&P.
TCW Total Return Bond Fund	Maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle	Invests in mortgage-backed securities guaranteed by, or secured by collateral which is guaranteed by, the United States government, its agencies, instrumentalities or its sponsored corporations, or private issued mortgage- backed securities rated Aa or higher by Moody’s or AA or higher by S&P.

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

All of the TCW Fixed Income Funds are affected by changes in the economy, or in securities and other markets. Additionally, changes in interest rates will affect not only the current return on the TCW Fixed Income Funds, but the value of the capital investment will most likely fluctuate up or down. There is also the possibility that investment decisions the Advisor makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you—and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund’s portfolio securities increases or decreases in value. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

•	MARKET RISK

There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

•	SECURITIES SELECTION RISK

There is the possibility that the specific securities held in a Fund’s portfolio will underperform the other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager’s choice of securities.

•	PORTFOLIO MANAGEMENT RISK

There is the possibility that the strategies used by the Advisor and its securities selections will fail to produce the intended results.

Because the Funds described in this prospectus invest in debt securities, each Fund may also be subject (in varying degrees) to the following additional risks:

•	CREDIT RISK

There is the possibility that a Fund could lose money if an issuer is unable to meet its financial obligations such as the payment of principal and/or interest on an instrument, or goes bankrupt. The High Yield Bond Fund is subject to great credit risk because it invests in high yield bond funds, which are commonly referred to as “junk bonds.” The Core Fixed Income Fund is subject to credit risk because it invests to some degree in below investment grade fixed income securities.

•	INTEREST RATE RISK

There is the possibility that the value of a Fund’s portfolio investments may fall since debt securities generally fall in value when interest rates rise. The longer the term of a debt instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on the Core Fixed Income, High Yield Bond, Short Term Bond, and Total Return Bond Funds, because each Fund may hold securities with long terms to maturity.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by the Core Fixed Income, Short Term Bond and Total Return Bond Funds can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by these Funds can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

•	JUNK BONDS

These bonds are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered “below investment grade.” The High Yield Bond Fund invests in below investment grade corporate securities. The Core Fixed Income Fund may invest in debt instruments rated below investment grade.

•	FOREIGN INVESTING RISK

There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes and lack of adequate company information. The Core Fixed Income and High Yield Bond Funds are subject to foreign investing risk because these Funds may invest a portion of their assets in foreign company securities. If they invest in “emerging markets,” and they may, the risk is even more pronounced. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the Core Fixed Income and High Yield Bond Funds may hold various foreign currencies, the value of the net assets of these Funds as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

•	LIQUIDITY RISK

There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Each Fund (except the Money Market Fund) is subject to liquidity risks because it invests in high yield bonds, mortgage-backed securities or foreign or emerging markets securities, which have all experienced periods of illiquidity.

•	GOVERNMENT SECURITIES

The Core Fixed Income, Short Term Bond and Total Return Bond Funds may invest in debt securities and mortgage-backed securities issued by federal agencies and instrumentalities. Certain of these securities may not be backed by the full faith and credit of the United States government and are supported only by the credit of the issuer. Examples of such securities are mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). These securities are neither issued nor guaranteed by the United States Treasury.

Each Fund may be more susceptible to some of these risks than others, as noted in the description of each Fund. A more detailed explanation of these risks is presented under the “Risk Considerations of Investing” section at page 24.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person; you may lose money by investing in a Fund. When you sell your shares of a Fund, they could be worth more or less than what you paid for them. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Summary

The tables below show each Fund’s annual and after-tax returns and its long-term performance with respect to its Class I shares. The barchart shows you how each Fund’s performance has varied from year to year. The table compares the before and after-tax of each Fund’s performance over time to that of a broad-based securities market index including after-tax returns for the periods that each Fund has been registered with the Securities and Exchange Commission as an investment company under the Investment Company Act of 1940 (“1940 Act”). Both tables assume reinvestment of dividends and distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of a Fund through a tax-deferred arrangement, such as an individual retirement account. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

As with all mutual funds, past performance, both before and after taxes, is not a prediction of future results.

Year by year total return (%)

as of December 31 each year

TCW Money Market Fund

The Fund’s 7-day simple yield was 5.02% and its 7-day compounded yield was 5.15% as of December 31, 2006

TCW Core Fixed Income Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

Best and worst quarterly performance during this period

Fund	Performance
• Money Market Fund
Quarter ended December 31, 2000	1.59% (Best)
Quarters ended December 31, 2003, March 31, 2004 and June 30, 2004	0.19% (Worst)
• Core Fixed Income Fund
Quarter ended June 30, 1995	5.93% (Best)
Quarter ended March 31, 1996	– 3.03% (Worst)
• High Yield Bond Fund
Quarter ended June 30, 2003	8.37% (Best)
Quarter ended December 31, 2000	– 5.06% (Worst)
• Short Term Bond Fund
Quarter ended March 31, 2001	2.31% (Best)
Quarter ended June 30, 2004	– 0.68% (Worst)
• Total Return Bond Fund
Quarter ended December 31, 2000	5.57% (Best)
Quarter ended March 31, 1996	– 2.06% (Worst)

Average Annual Total Returns For the Periods ended December 31, 2006	1 Year	5 Years	10 Years
• Money Market Fund
Return Before Taxes	4.77%	2.24%	3.66%
Citigroup 3 Month T-Bill Index[1]	4.76%	2.35%	3.67%
• Core Fixed Income Fund
Return Before Taxes	3.88%	5.57%	5.82%
Return After Taxes on Distributions	2.32%	3.75%	3.69%
Return After Taxes on Distributions and Sale of Fund Shares	2.49%	3.69%	3.66%
Lehman Brothers Aggregate Bond Index[2]	4.33%	5.06%	6.24%

1The Citigroup 3 Month T-Bill Index represents the average of 90 day T-Bill rates for each of the prior three months adjusted to a bond equivalent basis.

2The Lehman Brothers Aggregate Bond Index is a market capitalization-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

Average Annual Total Returns For the Periods ended December 31, 2006	1 Year	5 Years	10 Years
• High Yield Bond Fund
Return Before Taxes	9.62%	8.32%	5.66%
Return After Taxes on Distributions	6.75%	5.17%	2.18%
Return After Taxes on Distributions and Sale of Fund Shares	6.16%	5.20%	2.61%
Citigroup High Yield Custom Index(3)	10.07%	9.81%	6.80%
• Short Term Bond Fund
Return Before Taxes	4.34%	2.63%	4.28%
Return After Taxes on Distributions	2.92%	1.64%	2.77%
Return After Taxes on Distributions and Sale of Fund Shares	2.80%	1.66%	2.72%
Citigroup 1-Year Treasury Index(4)	4.24%	2.40%	4.23%
• Total Return Bond Fund
Return Before Taxes	5.27%	5.55%	6.88%
Return After Taxes on Distributions	3.51%	3.45%	4.29%
Return After Taxes on Distributions and Sale of Fund Shares	3.39%	3.48%	4.27%
Lehman Brothers Aggregate Bond Index(2)	1.33%	5.06%	6.24%

(3) The Citigroup High Yield Custom Index is a blend of the Citigroup High Yield Cash Pay Index and the Citigroup High Yield Cash Pay Capped Index. The Citigroup High Yield Cash Pay Capped Index includes only cash-pay bonds with remaining maturities of at least one year and a minimum amount outstanding of USD 100 million and a cap on the par amount of each issuer in the Index at USD 5 billion.

(4) The Citigroup 1-Year Treasury Index represents the return of one-year treasuries each month. It is determined by taking the 1-Year Treasury Bill at the beginning of each month and calculating its return.

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund Operating Expenses are paid out of Fund assets, so their effect is included in the share price. The Class I shares of the Funds have no sales charge (load) or Rule 12b-1 distribution fees.

FEE TABLE

	Money Market	Core Fixed Income	High Yield Bond	Short Term Bond	Total Return Bond
Shareholder Transaction Fees
1) Redemption Fees	None	None	None	None	None
2) Exchange Fees	None	None	None	None	None
3) Contingent Deferred Sales Load	None	None	None	None	None
4) Maximum Sales Charge (Load) on Reinvested Dividends	None	None	None	None	None
5) Maximum Sales Charge (Load) on Purchases	None	None	None	None	None

Annual Fund Operating Expenses
Management Fees	0.25%	0.40%	0.75%	0.50%	0.50%
Distribution (12b-1) Fees	None	None	None	None	None
Other Expenses	0.07%	0.39%	0.16%	0.16%	0.11%

Total Annual Fund Operating Expenses	0.32%	0.79%[1]	0.91%	0.66%[2]	0.61%[2]

1 The Advisor voluntarily agreed to reduce its fee or pay the operating expenses of the Fund to reduce Annual Fund Operating Expenses to 0.44% of Net Assets through August 1, 2007.

2 The Advisor voluntarily agreed to reduce its fee or pay the operating expenses of the Funds to reduce Annual Fund operating Expenses to 0.44% through December 31, 2007.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

	1 Year	3 Years	5 Years	10 Years
Money Market	$33	$103	$180	$406
Core Fixed Income	81	252	439	978
High Yield Bond	93	290	504	1,120
Short Term Bond	67	211	368	822
Total Return Bond	62	195	340	762

TCW Money Market Fund

Investment Objectives/Approach

The Fund seeks current income, preservation of capital and liquidity. To pursue these goals, it invests in high credit quality, short-term money market securities which include the following: securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; certificates of deposit, bankers’ acceptances and time deposits; commercial paper and other short-term corporate obligations; repurchase agreements; and asset-backed securities. The Fund also seeks to maintain a constant net asset value of $1.00 per share. To pursue this goal, the Fund invests in money market instruments that have remaining maturities of 397 days or less (and an average portfolio maturity of 90 days or less on a dollar-weighted basis).

If the Fund’s board believes that any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take steps to eliminate or reduce these consequences. These steps include:

•	selling portfolio securities prior to maturity.

•	shortening the average maturity of the portfolio.

•	withholding or reducing dividends.

•	redeeming shares in kind.

•	utilizing a net asset value per share determined by using available market quotations.

Main Risks

This portfolio generally has the least investment risk of the TCW Funds because it invests in securities that have high credit ratings and short maturities.

The two primary risks affecting this Fund are “credit risk” and “interest rate risk.” Credit risk refers to the likelihood that the Fund could lose money if a money market issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an investment, or goes bankrupt. This Fund invests primarily in securities that have limited susceptibility to this risk. Interest rate risk refers to the possibility that the value of the Fund’s portfolio investment may fall since fixed income securities generally fall in value when interest rates rise. Short-term money market instruments generally are affected less by changes in interest rates than fixed income securities with longer terms to maturity.

TCW Core Fixed Income Fund

Investment Objectives/Approach

The Fund seeks to provide maximum current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in debt securities. These debt securities, bearing fixed or variable interest rates, include U.S. Government and corporate obligations, bonds, notes, debentures, mortgage-backed securities, asset-backed securities, foreign securities (government and corporate) and other debt securities of any maturity. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

Concepts to understand

Duration is often used to measure the potential volatility of a bond’s price: bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with fixed maturities have a readily determinable duration. Bonds with uncertain payment schedules, such as mortgage-backed securities, which can be prepaid, have durations which may vary or lengthen in certain interest rate environments, making their values even more volatile than they were when acquired.

In managing the Fund’s investments, the Advisor uses a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets. These components include:

•	security selection within a given sector

•	relative performance of the various market sectors

•	the shape of the yield curve

•	fluctuations in the overall level of interest rates

The Advisor also utilizes active asset allocation in managing the Fund’s investments and monitors the duration of the Fund’s portfolio securities to mitigate the Fund’s exposure to interest rate risk.

The Fund may invest some assets in options, futures and foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund’s portfolio but may also be used to attempt to increase returns; however, such practices sometimes may reduce returns or increase volatility. The Fund may also invest some assets in inverse floaters and interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may reduce returns or increase volatility and be very sensitive to changes in interest rates.

Typically, the Fund sells an individual security when there is a perceived deterioration in the credit fundamentals of the issuer or the Advisor determines to take advantage of a better investment opportunity.

Philip A. Barach, Jeffrey E. Gundlach and James M. Hassett are the Fund’s portfolio managers.

Main Risks

The primary risks affecting this Fund are “credit risk,” “interest rate risk” (including “extension risk” and “prepayment risk”), “foreign investing risk” and “liquidity risk.” The Fund’s returns may vary, and you could lose money.

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund invests primarily in high credit quality securities that have limited susceptibility to this risk. A portion of the Fund’s assets, however, will be invested in low credit quality securities, which may make the Fund more susceptible to credit risk. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as “junk” bonds. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund’s portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations and stripped mortgage securities. Its holding of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgage sooner than anticipated when interest rates go down. Because this Fund invests in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk refers to the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

•	a lack of political or economic stability

•	foreign controls on investment and changes in currency exchange rates

•	withholding taxes

•	a lack of adequate company information

The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because the Fund invests in below investment grade fixed income securities and foreign securities, it is more susceptible to liquidity risks than funds that invest in higher quality investments or do not invest in foreign securities.

TCW High Yield Bond Fund

Investment Objectives/Approach

The Fund seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in high yield/below investment grade bonds, commonly known as “junk” bonds. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. Portfolio holdings are diversified by industry and issuer in an attempt to reduce the impact of negative events for an industry or issuer. It may invest in other high yield securities, including convertible and nonconvertible debt securities and convertible and non-convertible preferred stocks. The Fund may invest, to a limited extent, in securities rated below B- or the equivalent. Junk bonds are considered to be mostly speculative in nature. This gives the Fund more credit risk than the other TCW Fixed Income Funds, but also gives it the potential for higher returns.

Concepts to understand

Junk bonds are bonds that have a credit rating of BB or lower by rating agencies such as Moody’s Investors Service, Inc. and Standard & Poor’s Corporation.

In managing the Fund’s investments, the Advisor looks for companies that have:

•	strong credit profiles

•	favorable industry fundamentals

•	good management teams

•	stable cash flows

•	attractive yields for a given level of risk

Typically, the Fund sells an individual security when the issuer has experienced a material deterioration of the above referenced areas, the security reaches its targeted price, or the portfolio is rebalanced for diversification purposes.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

John A. Fekete and James M. Hassett are the Fund’s portfolio managers.

Main Risks

The primary risks affecting this Fund are “credit risk,” “interest rate risk,” “liquidity risk” and, to a lesser extent, “foreign investing risk.” The Fund’s returns may vary, and you could lose money.

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund is subject to high credit risk, because it invests primarily in high yield/below investment grade bonds. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as “junk” bonds. Interest rate risk refers to the possibility that the value of the Fund’s portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because high yield bonds may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

•	a lack of political or economic stability

•	foreign controls on investment and currency exchange rates

•	withholding taxes

•	a lack of adequate company information

TCW Short Term Bond Fund

Investment Objectives/Approach

The Fund seeks to maximize current income. To pursue this goal, the Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in debt securities. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. The Fund will invest primarily in mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations (collectively, the “Federal Agencies”), and in privately issued mortgage-backed securities rated Aa or higher by Moody’s or AA or higher by S&P or the equivalent by any other nationally recognized statistical rating organization.

Concepts to understand

Duration is often used to measure the potential volatility of a bond’s price: bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with fixed maturities have a readily determinable duration. Bonds with uncertain payment schedules, such as mortgage-backed securities which can be prepaid, have durations which may vary or lengthen in certain interest rate environments, making their value even more volatile than they were when acquired.

Weighted average duration is the average duration of the securities in the portfolio weighted by market value.

Weighted average reset frequency is the average time to the next coupon reset date of the floating rate securities in the portfolio weighted by market value.

In managing the Fund’s investments, the Advisor seeks to construct a portfolio with a weighted average effective duration of no more than two years.

The Fund may invest some assets in inverse floaters and interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may reduce returns or increase volatility and may be very sensitive to changes in interest rates.

Typically, the Fund sells an individual security when the Advisor determines to take advantage of a better investment opportunity.

Philip A. Barach and Jeffrey E. Gundlach are the Fund’s portfolio managers.

Main Risks

The primary risks affecting this Fund are “credit risk,” “interest rate risk” (including “extension risk” and “prepayment risk”), and “liquidity risk.” The Fund’s returns may vary, and you could lose money.

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund may invest a portion of its assets in mortgage-backed securities which are not guaranteed by the U.S. Government such as those issued by Fannie Mae and Freddie Mac, which may make the Fund subject to substantial credit risk. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund’s portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations, and stripped mortgage securities. Its holdings of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated when interest rates go down. Because this Fund invests in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk refers to the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities.

TCW Total Return Bond Fund

Investment Objectives/Approach

The Fund seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue these goals, the Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in debt securities. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. The Fund will invest primarily in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations (collectively, the “Federal Agencies”), and in privately issued mortgage-backed securities rated Aa or higher by Moody’s or AA or higher by S&P or the equivalent by any other nationally recognized statistical rating organization.

Concepts to understand

Duration is often used to measure the potential volatility of a bond’s price: bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with fixed maturities have a readily determinable duration. Bonds with uncertain payment schedules, such as mortgage-backed securities which can be prepaid, have durations which may vary or lengthen in certain interest rate environments, making their value even more volatile than they were when acquired.

Weighted average duration is the average duration of the securities in the portfolio weighted by market value.

Weighted average reset frequency is the average time to the next coupon reset date of the floating rate securities in the portfolio weighted by market value.

In managing the Fund’s investments, the Advisor seeks to construct a portfolio with a weighted average effective duration of no more than eight years.

The Fund may invest some assets in inverse floaters and interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may reduce returns or increase volatility and may be very sensitive to changes in interest rates.

Typically, the Fund sells an individual security when the Advisor determines to take advantage of a better investment opportunity.

Philip A. Barach and Jeffrey E. Gundlach are the Fund’s portfolio managers.

Main Risks

The primary risks affecting this Fund are “credit risk,” “interest rate risk” (including “extension risk” and “prepayment risk”), and “liquidity risk.” The Fund’s returns may vary, and you could lose money.

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund may invest a portion of its assets in mortgage-backed securities which are not guaranteed by the U.S. Government such as those issued by Fannie Mae and Freddie Mac, which may make the Fund subject to substantial credit risk. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund’s portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations, and stripped mortgage securities. Because this Fund invests in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk is the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Liquidity risk refers to the possibility that the Fund may lost money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities.

Risk Considerations of Investing

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer and the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

General Investment Risk

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. This is also true for funds that invest primarily in debt securities. High credit quality investments also react in value to interest rate changes.

Prices of most securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur a loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio. A security that is leveraged, whether explicitly or implicitly, will also tend to be more volatile in that both gains and losses are intensified by the magnifying effects of leverage. Certain instruments (such as inverse floaters and interest-only securities) behave similarly to leveraged instruments.

The Advisor may temporarily invest up to 100% of the Fund’s assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Debt securities are subject to various risks. The two primary (but not exclusive) risks affecting debt instruments are “credit risk” and “interest rate risk.” These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of debt security can also affect its price and, hence, the market value of a Fund.

Debt Securities

Debt securities are subject to two primary types of risk: credit risk and interest rate risk.

“Credit risk” refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrades.

The High Yield Bond portfolio consists of below investment grade corporate securities that are commonly known as junk bonds. In addition, the Core Fixed Income Fund may invest in debt instruments rated below investment grade. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. These securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of a Fund’s investment objective will be more dependent on the Advisor’s analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for a Fund to value accurately certain portfolio securities.

“Interest rate risk” refers to the change in value of debt instruments associated with changes in interest rates. Interest rate changes may affect the value of a debt security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of currency exchange or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. These risks are more pronounced in emerging market countries.

Foreign Investing

Investing in foreign securities involves risks in addition to the risks associated with domestic securities. An additional risk is currency risk. While the price of a Fund’s shares is quoted in U.S. dollars, a Fund generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollars, the U.S. dollar value of the foreign security will decrease.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds may hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Core Fixed Income Fund is authorized to enter into certain foreign currency futures and forward contracts. However, the Fund is not obligated to do so and, depending on the availability and cost of these techniques, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. In addition, there is no assurance that such techniques will be used successfully, and the Fund could lose money through the use of such techniques. Please see the Statement of Additional Information for further information.

With respect to the Core Fixed Income Fund, the forward currency market for the purchase or sale of U.S. dollars in some countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, the Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly as regards forward contracts for local currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds’ net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Securities Lending Risk

Each Fund may lend portfolio securities with a value up to 25% of a Fund’s total assets, including collateral received for securities lent. If a Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Mortgage-Backed Securities

Risks

Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders.

Credit and Market Risks of Mortgage-Backed Securities. The investments by the Core Fixed Income, Short Term Bond and Total Return Bond Funds in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall, but their current yield will be affected. The value of all mortgage-backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from these securities but are reflected in Fund’s net asset value. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgage carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

Liquidity Risk of Mortgage-Backed Securities.  The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of investments. Because mortgage-backed securities may be less liquid than other securities, a Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities, such as inverse floaters, and interest-only securities, suffered periods of illiquidity if disfavored by the market.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. When that happens, the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations.  There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

Stripped Mortgage Securities.  Part of the investment strategy of the Core Fixed Income, Short Term Bond and Total Return Bond Funds involves interest-only Stripped Mortgage Securities. These investments may be highly sensitive to changes in interest and tend to be less liquid than other CMOs. In addition, prepayments of the underlying mortgages likely would lower the Funds’ returns from stripped securities they hold.

Inverse Floaters.  The Core Fixed Income, Short Term Bond and Total Return Bond Funds may invest in inverse floaters, a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as London Interbank Offered Rate (LIBOR) or 11th District Cost of Funds index (COFI). Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater while any drop in the index rate causes an increase in the coupon of an inverse floater. An inverse floater may behave like a security that is leveraged since its interest rate usually varies by a magnitude much greater than the magnitude of the change in the index rate of interest. The “leverage-like” characteristics inherent in inverse floaters are associated with greater volatility in their market prices.

Adjustable Rate Mortgages.  ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

Asset-Backed Securities Risks

Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Management of the Funds

Investment Advisor

The Funds’ investment advisor is TCW Investment Management Company and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2006, the Advisor and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $145 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person’s business experience during the past five years:

Portfolio Manager(s)	Business Experience During Last Five Years*
Philip A. Barach	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
John A. Fekete	Senior Vice President, the Advisor, TCW Asset Management Company and Trust Company of the West.
Jeffrey E. Gundlach	Group Managing Director and Chief Investment Officer, the Advisor and Trust Company of the West; President and Chief Investment Officer, TCW Asset Management Company.
James M. Hassett	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.

* Positions with the TCW Group, Inc. and its affiliates may have changed over time.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ investments in each Fund they manage, a description of their compensation structure and information regarding other accounts they manage.

Advisory Agreement

The Funds and the Advisor have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Funds have employed the Advisor to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds’ business affairs, subject to control by the Board of Directors. Under the Advisory Agreement, the Funds pay to the Advisor as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
Money Market	0.25%
Core Fixed Income	0.40%*
High Yield Bond	0.75%
Short Term Bond	0.50%*
Total Return Bond	0.50%*

* The Advisor has voluntarily waived a portion of its advisory fee to limit Annual Fund Operating Expenses to 0.44% of net assets.

A discussion regarding the basis for the Board of Directors approval of the Advisory Agreement of the Funds is contained in the Funds’ annual report to shareholders for the twelve months ended October 31, 2006.

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its duties under the agreement.

The Advisor also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokers, administrators, and other financial intermediaries, to compensate or reimburse such parties for administrative and shareholder services provided to the Fund and its shareholders. The amount of these payments is determined from time to time by the Advisor and may differ for different financial intermediaries. These payments are in addition to any fees that may be paid by the Funds for these types of or other services. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no compensation were paid.

Multiple Class Structure

Certain of the TCW Funds offer three classes of shares: Class I shares, Class N (or Investor Class) shares and Class K (or Advisor Class) shares. Each of the TCW Fixed Income Funds offers the I Class. The Core Fixed Income, High Yield Bond and Total Return Bond Funds also offer the N Class. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally give you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are also offered by a separate prospectus at the current net asset value, but will be subject to fees imposed under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Because the expenses of each class may differ, the performance of each class is expected to differ.

Your Investment

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund’s net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open except for the Money Market Fund. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Purchase orders for shares of the Money Market Fund are accepted on each day both the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of New York are open for business (“Business Day”). Currently the only scheduled days on which the NYSE is open and the Federal Reserve Bank is closed are Columbus Day and Veterans’ Day. The only scheduled day the Federal Reserve Bank of Newe York is open and the NYSE is closed is Good Friday. Orders received by a Fund’s transfer agent from dealers, brokers or other service providers (“financial intermediary”) after the NAV for the day is determined will receive that same day’s NAV if the orders were received by the financial intermediary from their customers prior to 4:00 p.m. (or the time trading closes on the NYSE, whichever is earlier). If you place an order for the purchase of shares through a financial intermediary, the purchase price will be based on the NAV next determined, but only if the financial intermediary receives the order by the daily cut-off on the Business Day. Your financial intermediary is responsible for transmitting such orders promptly.

A purchase order is made in the Money Market Fund on the Business Days when the money is received electronically by the Money Market Fund’s transfer agent by 4:00 p.m. Eastern time. A check received by the transfer agent is purchased into the Money Market Fund on the following Business Day. The Money Market Fund may at its discretion reject any purchase order for its shares. The Money Market Fund’s deadline for accepting purchase orders when the bond markets or the Federal Reserve Bank of New York close early shall be 1:00 p.m. Eastern time. Early close days are those recommended by the Bond Market Association. A Fund’s investments for which market quotations are readily available are valued based on market value. A Fund may use the fair value of a security as determined in accordance with procedures adopted by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value. A security that is fair valued may be valued at a higher price or lower price than actual market quotations or value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that a Fund could obtain if it were to sell the security.

Minimums

	Initial	IRA	Additional
All Fixed Income Funds	$2,000	$500	$250

The Funds may accept investments of smaller amounts under circumstances deemed appropriate. The Funds reserve the right to change the minimum investment amounts without prior notice. All investments must be in U.S. dollars drawn on dometic banks. The Funds will not accept cash, money orders, checks drawn on banks outside the U.S., travelers checks, bank checks, drafts, cashiers’ checks or credit card checks. Third-party checks, except those payable to an existing shareholder, will also not be accepted. In addition, the Funds will not accept post-dated checks, post-dated on-line bill pay checks or any conditional order or payment. If your check does not clear, you will be responsible for any loss a Fund incurs. You will also be charged $25 for every check returned unpaid.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account, the Funds’ transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. The transfer agent may also ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the transfer agent reserves the right to close your account or take any other action it deems reasonable or required by law.

Automatic Investment Plan ($100 minimum)

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into the Fund, on a monthly, bi-monthly, quarterly or semi-annual basis (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the Automated Clearing House (ACH) network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at (800) 248-4486. Any request to change or terminate your AIP should be submitted to the transfer agent at least five business days prior to the effective date of the next transaction.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Funds’ transfer agent or a dealer, broker or other service provider. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Redemption orders for the Money Market Fund will be accepted only on Business Days and must be transmitted to the transfer agent by 4:00 p.m. Eastern time. The Money Market Fund’s deadline for accepting redemption orders when the bond markets or the Federal Reserve Bank of New York close early shall be 1:00 p.m. Eastern time. Early close days are those recommended by the Bond Market Association.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days from the purchase date or until payment is collected, whichever is earlier.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

•	amounts of $100,000 or more

•	amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a payee, address or bank account different than what is on our records

A signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Check writing privilege

You may request checks which may be drawn on your Money Market Fund account. These checks may be drawn in amounts of $100 or more, may be made payable to the order of any person and may be cashed or deposited.

You can set up this service with your New Account Form or by calling 800-248-4486.

Exchange privilege

You can exchange from one Class I Fund into another. You must meet the investment minimum for the Fund you are exchanging into. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Funds’ distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Household mailings

Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the Funds. You may also receive proxy statements for a Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

If your non-retirement account falls below $2,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days’ written notice. If your account with the Money Market Fund drops below $2,000 as a result of redemptions and or exchanges, the Fund may close your account and send you the proceeds upon 30 days’ written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order. Reason measures include a requirement for a caller to provide certain personal identifying information.

A signature guarantee is required:

•	if ownership is changed on your account

•	when adding or changing telephone privileges on your account

•	when adding or changing automated bank instructions on your account

Large Redemption Amounts

Each Fund also reserves the right to make a “redemption in kind”—payment in portfolio securities rather than cash—if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund’s assets).

Trading Limits

The Funds are not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Funds. In addition, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Funds’ performance.

Accordingly, the Board has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. Each Fund reserves the right to refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading. If a purchase or exchange order with respect to a Fund is rejected by a Fund, the potential investor wil not benefit from any subsequent increase in the net asset value of the Fund. Further, in order to prevent excessive trading activity, the Funds limit the number of “round trip” transactions that a shareholder may make. A shareholder makes a round trip by purchasing shares of a particular Fund (through either a purchase or exchange from another Fund) and subsequently selling shares of that Fund (through either a redemption or an exchange into another Fund). The Funds reserve the right to refuse any exchange into or purchase order for a Fund from any shareholder upon completion of four round trips with respect to that Fund in a calendar year. Shareholders who exceed these trading limits are permitted to redeem their shares. In addition, exchanges and redemptions out a Fund are not permitted within a 15 day period from the last purchase or exchange into the same Fund. Exceptions to these trading limits may only be made upon approval of the Advisor’s Vice President of Fund Operations or designee, and such exceptions are reported to the Board of Directors on a quarterly basis.

These restrictions do not apply to the TCW Money Market Fund, certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Advisor’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Funds’ systematic investment or withdrawal program.

In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Funds’ ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.

In addition, each Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules;

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of very large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT

In Writing

Complete the New Account Form. Mail your New
Account Form and a check made payable to
TCW                  Fund to:

Via Regular Mail

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

615 E. Michigan Street, 3rd Floor

Milwaukee, WI 53202

(Same, except that you should include the stub that is attached to your account statement that you receive after each transaction or a note specifying the Fund name, your account number, and the name(s) your account is registered in.)

By Telephone

Please contact the Investor Relations Department at
(800) FUND TCW (386-3829) for a New Account Form.

The transfer agent will not establish a new account funded by fed wire unless a completed application is received prior to its receipt of the fed wire.

Wire: Have your bank send your investment to:

U.S. Bank, N.A.

777 E. Wisconsin Avenue

Milwaukee, WI 53202

ABA No. 075000022

Credit: U.S. Bancorp Fund Services LLC

Account No. 182380074993

Further Credit: TCW                      Fund

(Name on the Fund Account)

(Fund Account Number)

Before sending your fed wire, please call the transfer agent to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire.

Via Exchange Call the transfer agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES

By Mail

Write a letter of instruction that includes:

•your name(s) and signature(s) as they appear on the account form

•your account number

•the Fund name

•the dollar amount you want to sell or exchange

•how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see “Account Policies and Services—Selling Shares”).

Mail your letter of instruction to:

Via Regular Mail
TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail
TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202
By Telephone

Be sure the Funds have your bank account information on file. Call the transfer agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record. Any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation..

Telephone redemption requests must be for a minimum of $1,000.
Systematic Withdrawal Plan: As another convenience, you may redeem shares through the systematic withdrawal plan. Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

TO SELL OR EXCHANGE SHARES
Under the plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account on a monthly, quarterly or annual basis. In order to participate in the plan, your account balance must be at least $2,000 and there must be a minimum annual withdrawal of $500. If you elect this redemption method, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Fund. The plan may be terminated by the Funds at any time.	To reach the transfer agent, U.S. Bancorp Fund Services, LLC, call toll free in the U.S. (800) 248-4486 Outside the U.S. (414) 765-4124 (collect)

You may elect to terminate your participation in the plan at any time by contracting the transfer agent sufficiently in advance of the next withdrawal date.

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends from the net investment income of each Fund except the Money Market Fund will be accrued and paid monthly. Dividends from net investment income for the Money Market Fund will be declared and paid each weekday exclusive of days the New York Stock Exchange or the Fund’s custodian bank is closed. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. More information about these rules is provided in the Statement of Additional Information.

In any fiscal year in which a Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash—unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 28% (or current rate) of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax Advisor for further information.

Disclosure of Portfolio Information

The Funds’ Board of Directors has adopted a policy designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, whereby information is only available under three basic circumstances which are described in greater detail below: (i) on a uniform basis to shareholders and members of the public through a toll free number and on the TCW website; (ii) to certain financial analysts and rating agencies pursuant to confidentiality agreements; and (ii) to certain third parties as necessary to provide services for the Funds’ ongoing operations. The adequacy and implementation of this policy is subject to the oversight and annual review of the Board of Directors pursuant to SEC rules.

It is the policy of the Funds to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end (the “Portfolio Holdings”) to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter). There complete holdings lists are not contained on the Fund’s website. Top ten quarter-end holdings lists for each U.S. and international equity fund and the High Yield Bond Fund are posted on the Funds’ website at www.tcw.com.

Shareholders and others who wish to obtain Portfolio Holdings for a particular month may make a request by contacting the Funds between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, toll free at (877) 829-4768 beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for Portfolio Holdings may be made on a monthly basis pursuant to this procedure, or standing requests for Portfolio Holdings may be accepted.

Persons making requests will be asked to provide their name and a mailing address, e-mail address or fax number. The Funds reserve the right to refuse to fulfill a request if they believe that providing Portfolio Holdings would be contrary to the best interests of the Funds. Such decisions are made by personnel of the Advisor of the title of Senior Vice President or higher.

In addition to the policy stated above, the Funds may disclose Portfolio Holdings at other times to analysts or rating agencies. Personnel of the Advisor of a title of Senior Vice President or higher are permitted to release of the Fund’s portfolio holdings, as necessary, in conformity with the Procedures. The disclosure of Portfolio Holdings in this context is conditioned on the recipient agreeing to treat such Portfolio Holdings as confidential (provided that analysts and rating agencies may publish portfolio positions upon the consent of personnel of the Advisor of the title of Senior Vice President or higher, under circumstances where such personnel determine that such information is publicly available through the Funds’ website or by other means, or will become publicly available through such publication), and to not allow the Portfolio Holdings to be used by it or its employees in connection with the purchase or sale of shares of the relevant Funds. In addition, Portfolio Holdings are provided or otherwise available to third-party service providers of the Funds, including the Funds’ custodian, pricing services, broker-dealers to facilitate trading and administrators, as necessary for the provision of services to the Funds. No compensation is received by the Funds or the Advisor in connection with the disclosure of portfolio holdings information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Money Market Fund

	Year Ended October 31
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations:
Net Investment Income[2]	0.0447	0.0252	0.0091	0.0100	0.0170

Less Distributions:
Distributions from Net Investment Income	(0.0447)	(0.0252)	(0.0091)	(0.0100)	(0.0170)

Net Asset Value per Share, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	4.56%	2.53%	0.91%	1.00%	1.74%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$564,916	$605,886	$513,590	$379,079	$514,817
Ratio of Expenses to Average Net Assets	0.32%	0.34%	0.35%	0.37%[1]	0.35%[1]
Ratio of Net Investment Income to Average Net Assets	4.45%	2.52%	0.91%	1.00%	1.70%

1The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to 0.40% of net assets. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.37% (the reimbursement is less than 0.01%) and 0.35% (the reimbursement is less than 0.01%) for years ended October 31, 2003 and 2002, respectively.

2Computed using average shares throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Core Fixed Income Fund

	Year Ended October 31
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Year	$9.69	$10.17	$10.00	$9.67	$9.63

Income (Loss) from Investment Operations:
Net Investment Income[1]	0.38	0.39	0.43	0.46	0.50
Net Realized and Unrealized Gain (Loss) on Investments	0.07	(0.36)	0.21	0.38	0.03

Total from Investment Operations	0.45	0.03	0.64	0.84	0.53

Less Distributions:
Distributions from Net Investment Income	(0.44)	(0.51)	(0.47)	(0.51)	(0.49)

Net Asset Value per Share, End of Year	$9.70	$9.69	$10.17	$10.00	$9.67

Total Return	4.74%	0.26%	6.57%	8.82%	5.71%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$36,478	$43,945	$42,674	$49,770	$56,851
Ratio of Expenses to Average Net Assets	0.79%	0.81%	0.81%	0.84%	0.79%
Ratio of Net Income to Average Net Assets	3.95%	3.90%	4.23%	4.65%	5.20%
Portfolio Turnover Rate	90.58%	97.60%	73.55%	127.30%	119.71%

1Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW High Yield Bond Fund

	Year Ended October 31
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Year	$6.83	$7.26	$7.03	$6.17	$6.94

Income (Loss) from Investment Operations:
Net Investment Income[1]	0.49	0.52	0.54	0.58	0.62
Net Realized and Unrealized (Loss) on Investments	0.06	(0.39)	0.26	0.88	(0.74)

Total from Investment Operations	0.55	0.13	0.80	1.46	(0.12)
Less Distributions:
Distributions from Net Investment Income	(0.53)	(0.56)	(0.57)	(0.60)	(0.65)

Net Asset Value per Share, End of Year	$6.85	$6.83	$7.26	$7.03	$6.17

Total Return	8.41%	1.74%	11.77%	24.53%	(2.23)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$109,167	$146,266	$259,228	$285,435	$277,422
Ratio of Expenses to Average Net Assets	0.91%	0.88%	0.90%	0.89%	0.88%
Ratio of Net Investment Income to Average Net Assets	7.18%	7.26%	7.56%	8.67%	9.02%
Portfolio Turnover Rate	87.48%	97.52%	99.77%	146.65%	55.18%

1Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Short Term Bond Fund

	Year Ended October 31
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Year	$9.44	$9.53	$9.50	$9.69	$9.83

Income (Loss) from Investment Operations:
Net Investment Income[1]	0.35	0.26	0.19	0.19	0.35
Net Realized and Unrealized Gain (Loss) on Investments	0.03	(0.11)	0.02	(0.07)	(0.10)

Total from Investment Operations	0.38	0.15	0.21	0.12	0.25

Less Distributions:
Distributions from Net Investment Income	(0.36)	(0.24)	(0.18)	(0.31)	(0.39)

Net Asset Value per Share, End of Year	$9.46	$9.44	$9.53	$9.50	$9.69

Total Return	4.08%	1.55%	2.26%	1.27%	2.64%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$108,605	$71,969	$17,509	$18,918	$20,205
Ratio of Expenses to Average Net Assets[2]	0.49%	0.65%	0.95%	1.00%	1.00%
Ratio of Total Expenses to Average Net Assets[3]	0.51%	—	—	—	—
Ratio of Net Investment Income to Average Net Assets	3.74%	2.76%	1.98%	1.93%	3.56%
Portfolio Turnover Rate	42.09%	38.30%	44.05%	91.01%	107.51%

1Computed using average shares outstanding throughout the period.

2The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed 0.44% of the Fund’s average daily net assets which came into effect on February 1, 2006. Prior to this date, the expense limitation was the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.66%, 0.80%, 1.10%, 1.20%, and 1.17% for the years ended October 31, 2006, 2005, 2004, 2003, and 2002, respectively.

3Includes interest expense on repurchase agreements.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Total Return Bond Fund

	Year Ended October 31
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Year	$9.40	$9.64	$9.57	$9.95	$9.81

Income (Loss) from Investment Operations:
Net Investment Income[2]	0.46	0.49	0.45	0.57	0.76
Net Realized and Unrealized Gain (Loss) on Investments	0.06	(0.26)	0.11	(0.26)	0.13

Total from Investment Operations	0.52	0.23	0.56	0.31	0.89

Less Distributions:
Distributions from Net Investment Income	(0.45)	(0.47)	(0.49)	(0.69)	(0.75)

Net Asset Value per Share, End of Year	$9.47	$9.40	$9.64	$9.57	$9.95

Total Return	5.72%	2.37%	5.99%	3.14%	9.43%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$352,546	$220,671	$171,790	$144,345	$134,474
Ratio of Expenses to Average Net Assets	0.44%[1]	0.44%[1]	0.44%1	0.51%[1]	0.70%
Ratio of Net Investment Income to Average Net Assets	4.86%	5.12%	4.73%	5.76%	7.78%
Portfolio Turnover Rate	21.84%	24.39%	32.82%	59.84%	25.89%

1The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund. The expense limitation for the I Class is 0.44% of the class’ daily net assets which came into effect on March 1, 2003. Prior to this date, the expense limitation was the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.61%, 0.64%, 0.67% and 0.69% for the years ended October 31, 2006, 2005, 2004 and 2003, respectively.

2Computed using average shares outstanding throughout the period.

FOR MORE INFORMATION

For all shareholder account information such as transactions and account inquiries:

Call (800) 248-4486

For information regarding the TCW Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

On the Internet:

TCW FUNDS, INC.

www.tcw.com

You may visit the SEC’s website at http://www.sec.gov to view text-only versions of Fund documents filed with the SEC.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0609 or by electronic request at the following e-mail address: www.publicinfo@sec.gov.

TCW Funds, Inc.

More information on each Fund is available free upon request by calling (800) FUND TCW (386-3829) or on the Internet at www.tcw.com, including the following:

Annual / Semi-Annual Report

Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus. The SAI can be reviewed and photocopied at the SEC’s Public Reference Room in Washington, D.C.

SEC file number: 811-7170

US Equity Funds

TCW Balanced Fund

TCW Diversified Value Fund

TCW Dividend Focused Fund

TCW Equities Fund

TCW Focused Equities

TCW Growth Equities Fund

TCW Large Cap Core Fund

TCW Large Cap Growth Fund

TCW Opportunity Fund

TCW Select Equities Fund

TCW Small Cap Growth Fund

TCW Value Added Fund

TCW Value Opportunities Fund

US Fixed Income Funds

TCW Core Fixed Income Fund

TCW High Yield Bond Fund

TCW Money Market Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

International Funds

TCW Asia Pacific Equities Fund

TCW Emerging Markets Equities Fund

TCW Emerging Markets Income Fund

TCW Global Equities Fund

More information on each Fund is available free upon request by calling (800) FUND-TCW (386-3829), or on the Internet at www.tcw.com, including the following:

Annual/Semi-Annual Report

Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to the shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (Phone: 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0609.

Text-only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov

TCW Funds, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800-FUND-TCW (800-386-3829)

advisors@tcw.com • www.tcw.com

SEC file number: 811 7170

FUNDfip207

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